SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Aug-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-12          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Aug-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Aug-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.


Pursuant to Section 6.04(b) of the Pooling and Servicing Agreement, effective August 1, 2003, DLJ Mortgage Capital, Inc. ("DLJMC") requested the resignation of Fairbanks Capital Corp. ("Fairbanks") as Servicer with respect to $230,581,336.86 principal amount of Mortgage Loans. DLJMC appointed Ocwen Federal Bank FSB ("Ocwen") as Servicer with respect to these loans. Following this transition of servicing, Ocwen services approximately 38.5% and Fairbanks services approximately 61.5% of the mortgage pool.



     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Aug-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Aug-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  275,000,000    271,624,306    4,210,700    1.46000%       341,492
 A-2  160,500,000    157,478,375    1,980,572    1.46000%       197,985
 A-3  48,000,000     46,625,678      900,821     1.27000%       50,990
 A-4  25,000,000     25,000,000         0        1.58000%       34,014
A-IO  236,452,500    232,838,687        0        6.90000%      1,437,046
 M-1  34,500,000     34,500,000         0        1.96000%       58,228
 M-2  27,000,000     27,000,000         0        2.97000%       69,053
 M-3   6,000,000      6,000,000         0        3.95000%       20,408
 B-1  10,500,000     10,500,000         0        4.60000%       41,592
 B-2   7,500,000      7,500,000         0        5.10000%       32,938
 B-3   6,000,000      6,000,000         0        5.60000%       28,933
  X   600,000,050    593,548,120        0                          0
  R       50              0             0        1.46000%          0
Total 600,000,050    592,228,360    7,092,093                  2,312,680

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         4,552,192         0      267,413,606
 A-2      N/A         2,178,558         0      155,497,803
 A-3      N/A          951,811          0       45,724,857
 A-4      N/A          34,014           0       25,000,000
A-IO      N/A         1,437,046         0      229,540,864
 M-1      0.00         58,228           0       34,500,000
 M-2      0.00         69,053           0       27,000,000
 M-3      0.00         20,408           0       6,000,000
 B-1      0.00         41,592           0       10,500,000
 B-2      0.00         32,938           0       7,500,000
 B-3      0.00         28,933           0       6,000,000
  X       N/A             0             0      587,845,333
  R       N/A             0             0           0
Total     0.00        9,404,773         0      585,136,266

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541N3L1     15.31163615   1.24178949  16.55342564
 A-2   22541N3M9     12.34001502   1.23355333  13.57356835
 A-3   22541N3N7     18.76710604   1.06229917  19.82940521
 A-4   22541N3P2     0.00000000    1.36055560   1.36055560
A-IO   22541N3Q0     0.00000000    6.07752690   6.07752690
 M-1   22541N3S6     0.00000000    1.68777768   1.68777768
 M-2   22541N3T4     0.00000000    2.55750000   2.55750000
 M-3   22541N5J4     0.00000000    3.40138833   3.40138833
 B-1   22541N3U1     0.00000000    3.96111143   3.96111143
 B-2   22541N3V9     0.00000000    4.39166667   4.39166667
 B-3   22541N3W7     0.00000000    4.82222167   4.82222167
  X    22541N3X5     0.00000000    0.00000000   0.00000000
  R    22541N3R8     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    972.41311233
 A-2  0.00000000    968.83366287
 A-3  0.00000000    952.60119583
 A-4  0.00000000    1000.00000000
A-IO  0.00000000    970.76945168
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    979.74214029
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  321,600,000  271,948,121     593,548,120
     Scheduled Principal               249,849      212,431         462,281
     Prepayments (Incls Curtail)     3,135,995    2,104,511       5,240,507
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      3,385,844    2,316,943       5,702,787
     Net Realized Losses                     0            0               0
Ending Balance                     318,214,155  269,631,178     587,845,333
Ending Count                             2,378        1,774           4,152

Aggregate End Coll Bal             318,214,155  269,631,178     587,845,333

Ending Overcollateralization Amount                               2,709,067

Prefunding Account:
Beginning Balance                   25,191,001   26,052,995      51,243,995
Subsequent Transfer                 25,191,001   26,052,995      51,243,995
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      1,957,267    1,667,278       3,624,545
Less RAIS                                  780            0             780
Less NPPIS                                   0            0               0
                                     1,956,487    1,667,278       3,623,765
Capitalized Interest Account:
Beginning Balance                                                        (0)
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                           (0)

Servicing Fee                          128,319      109,872         238,191
Trustee Fee                              1,206        1,020           2,226
Credit Risk Manager Fee                  4,690        3,966           8,656
LPMI                                         0            0               0
Dividend Rewards                             0            0               0
Back-Up Servicing Fee                    5,681        3,440           9,121

Current Advances as of determination date                         1,208,798
Outstanding Advances  (end of prior calendar month)                 340,425

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     57             7,168,526     18         1,919,584
Grp 2     34             4,374,572     17         2,109,095
Total     91            11,543,098     35         4,028,678
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      2               388,057
Grp 2      1                71,736
Total      3               459,793
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,378         318,214,155
Grp 2    1,774         269,631,178
Total    4,152         587,845,333

     Foreclosure
Grp 1    Count              Balance
Grp 2      2               324,050
Total      1                36,135
           3               360,185
     Bankruptcy
         Count              Balance
Grp 1      3               399,721
Grp 2      5               765,080
Total      8             1,164,801

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                         20
Prin Bal of Loans for which Prepay Prems were collected           2,786,966
Current amount of Prepayment Premiums                                98,224

Current Delinquency Rate (60+days)                                  1.02297%
Rolling Three Month Delinquency Rate (60+days)                      0.60421%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0

Weighted Average Term to Maturity of Mortgage Loans                     345
Weighted Average Gross Coupon of Mortgage Loans                     7.80945%
Weighted Average Net Coupon of Mortgage Loans                       7.28745%

Aggregate number of Mortgage Loans in the pool                        4,152

Senior Enhancement Percentage                                      15.63812%

Net Excess Spread                                                   2.95481%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                4,753
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                   4,753

     Target Amount for the preceding Distribution Date            5,280,240


     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee